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                         INSIGNIA FINANCIAL GROUP, INC.

I. SUBSIDIARIES

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ENTITY                                                                           STATE/COUNTRY OF FORMATION

Atlantic Fund Management Limited                                                        United Kingdom
Atlantic Richmount Limited                                                              United Kingdom
Baker Commercial Realty, Inc.                                                           Texas
Centennial Directives, LLC                                                              Delaware
Clarendon LP GP Limited                                                                 United Kingdom
Clarendon Nominees Limited                                                              United Kingdom
Colonial Manager, Inc.                                                                  Virginia
Colonial Village Manager, LLC                                                           Virginia
Construction Interiors, Inc.                                                            Delaware
E.S.G. Operating Co., Inc.                                                              New York
Edward S. Gordon Management Corporation                                                 New York
Froilan Holding, B.V.                                                                   Netherlands
Grupo Inmobilario Inova S.A. de C.V.                                                    Mexico
I/ESG Octane Holdings, LLC                                                              Delaware
IBTHAI, Inc.                                                                            Delaware
IBT II, Inc.                                                                            Delaware
IBT III, Inc.                                                                           Delaware
IBT IV, Inc.                                                                            Delaware
IBT V, Inc.                                                                             Delaware
IBT VI, Inc.                                                                            Delaware
ICIG 101 Marietta, LLC                                                                  Delaware
ICIG Brookhaven, LLC                                                                    Delaware
ICIG Country Club Manor, L.L.C.                                                         Delaware
ICIG Directives, L.L.C.                                                                 Delaware
ICIG Hillsboro Investors, LLC                                                           Delaware
ICIG Lloyd Investors, LLC                                                               Delaware
ICIG Lloyd Investors II, LLC                                                            Delaware
ICIG Peakview Place, LLC                                                                Delaware
ICIG Santa Rosa, LLC                                                                    Delaware
ICII-WV Holdings, LLC                                                                   Delaware
IFC Acquisition Corp. I                                                                 Delaware
IFC Acquisition Corp. II                                                                Delaware
IFS Acquisition LLC                                                                     Delaware
IFS Acquisition LLC II                                                                  Delaware
IFS Acquisition LLC III                                                                 Delaware
IFS Acquisition LLC IV                                                                  Delaware
IFS Acquisition Directives, LLC                                                         Delaware
IFS Securities, Inc.                                                                    Delaware
IFS Southland Investors LLC                                                             Delaware
IIII-BB Holdings, LLC                                                                   Delaware
IIII-BSI Holdings, LLC                                                                  Delaware
IIII-SSI Holdings, LLC                                                                  Delaware
Insignia/ESG, Inc.                                                                      Delaware

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I. SUBSIDIARIES

ENTITY                                                                           STATE/COUNTRY OF FORMATION

Insignia/ESG of Colorado, Inc.                                                          Colorado
Insignia/ESG Capital Corporation                                                        Delaware
Insignia/ESG Northeast, Inc.                                                            Delaware
Insignia/ESG de Mexico de R.L. de C.V.                                                  Mexico LLC
Insignia Acquisition Corporation                                                        Delaware
Insignia BDR BV                                                                         Dutch
Insignia BV                                                                             Dutch
Insignia Brooke (Hong Kong) Limited                                                     Hong Kong
Insignia Capital Investments (Hong Kong) Limited                                        Hong Kong
Insignia Brooke India Pvt. Ltd.                                                         India
Insignia Brooke (Services) Limited                                                      British Virgin Islands
Insignia Brooke (Shanghai) Property Consultancy Co.                                     Shanghai PRC
Insignia Brooke (Thailand) Limited                                                      Thailand
Insignia Bourdais SAS (see Attachment 1 for affiliates)                                 France
Insignia Bourdais Consultant SARL                                                       France
Insignia Bourdais Expertises SAS                                                        France
Insignia Bourdais Gerance SAS                                                           France
Insignia Bourdais Holding SAS                                                           France
Insignia Bourdais Mediterranee SARL                                                     France
Insignia Bourdais Rhone Alpes SAS                                                       France
Insignia Capital Investments, Inc.                                                      Delaware
Insignia Capital Investments (Hong Kong) Limited                                        Hong Kong
Insignia Clinton Directives, LLC                                                        Delaware
Insignia Commercial Investments Group, Inc.                                             Delaware
Insignia Commercial Management, Inc.                                                    Delaware
Insignia Development Company, L.L.C.                                                    California
Insignia Development Corporation                                                        Texas
Insignia Development Group, Inc.                                                        Delaware
Insignia Europe Holdings Limited                                                        United Kingdom
Insignia Financial Services, Inc.                                                       Delaware
Insignia Financial Services Limited                                                     United Kingdom
Insignia France SARL                                                                    France
Insignia GmbH                                                                           Germany
Insignia Hotels Limited                                                                 United Kingdom
Insignia (Iberia) Holdings, S.A.                                                        Spain
Insignia Iberia, S.A.                                                                   Spain
Insignia Investment Management, Inc.                                                    Delaware
Insignia IP Inc.                                                                        Delaware PIC
Insignia Japan, Ltd.                                                                    Japan
Insignia ML Properties, LLC                                                             Delaware
Insignia Nautica, Inc.                                                                  Delaware
Insignia Opportunity Directives II, LLC                                                 Delaware
Insignia RE Advisors Limited                                                            Ireland
Insignia REFS Holdings Limited                                                          United Kingdom
Insignia RO, Inc.                                                                       Delaware

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I. SUBSIDIARIES

ENTITY                                                                           STATE/COUNTRY OF FORMATION

Insignia Realty Investors, LLC                                                          Delaware
Insignia Realty Investors II, LLC                                                       Delaware
Insignia Realty Investors III, LLC                                                      Delaware
Insignia Residential Investment Corporation                                             Delaware
Insignia Richard Ellis Channel Islands Limited                                          United Kingdom
Insignia Richard Ellis Corporate Capital Limited                                        United Kingdom
Insignia Richard Ellis Corporate Finance Limited                                        United Kingdom
Insignia Richard Ellis Europe Limited                                                   United Kingdom
Insignia Richard Ellis Facilities Limited                                               United Kingdom
Insignia Richard Ellis Financial Holdings Limited                                       United Kingdom
Insignia Richard Ellis Fund Management Limited                                          United Kingdom
Insignia Richard Ellis Gunne Limited                                                    Ireland
Insignia Richard Ellis Jersey Limited                                                   United Kingdom
Insignia Richard Ellis Limited                                                          United Kingdom
Insignia Richard Ellis Structured Finance Limited                                       United Kingdom
Insignia S.A.                                                                           Belgium
Insignia SpA                                                                            Italy
Insignia USVI Corp.                                                                     US Virgin Islands
Insignia Yacht Haven Corp.                                                              US Virgin Islands
Lambert Road, L.P.                                                                      Delaware
Oppenheimer-West Village Properties, Inc.                                               New York
Payroll Services, Inc.                                                                  Pennsylvania
RAQZ Corp.                                                                              New York
R.E.F.S. Limited                                                                        United Kingdom
Respaldo Inmobilario, S.C.                                                              Mexico
Richard Ellis (Ireland) Limited                                                         Ireland
Richard Ellis International Limited                                                     United Kingdom
Richard Ellis Scotland Limited                                                          Scotland
Rutland Financial, S.A.                                                                 Spain
Secured Investment Corporation                                                          Delaware
South Asia Real Estate Services (Holdings) Limited                                      Mauritius
St. Quintin (Management Services) Limited                                               United Kingdom
St. Quintin (partnership)                                                               United Kingdom
St. Quintin Facility Managers Limited                                                   United Kingdom
St. Quintin Holdings Limited                                                            United Kingdom
St. Quintin Property Finance Limited                                                    United Kingdom
Studley St. Quintin International Limited                                               United Kingdom
Waresure Limited                                                                        United Kingdom
Westville Properties, Inc.                                                              New York

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